                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                       LIVING CENTERS OF AMERICA, INC.


                                  DIRECTORS'
                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT each of the undersigned directors of Living Centers of America, Inc., a Delaware Corporation, does hereby make, constitute and appoint EDWARD L. KUNTZ and SUSAN THOMAS WHITTLE, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to execute, deliver and file an Annual Report on Form 10-K for the fiscal year ended September 30, 1996, with the Securities and Exchange Commission, together with any and all amendments thereto, with all exhibits thereto and other documents in connection therewith or supplemental thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as said attorney or attorneys may deem necessary or advisable to carry out fully the intents and purposes of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney effective

   /s/ Edward L. Kuntz
-----------------------------------                 December 12, 1996
       Edward L. Kuntz

  /s/ Leroy D. Williams
-----------------------------------                 December 12, 1996
      Leroy D. Williams

  /s/ Eddy J. Rogers, Jr.
-----------------------------------                 December 12, 1996
      Eddy J. Rogers, Jr.

  /s/ Roger J. Bulger, M.D.
-----------------------------------                 December 12, 1996
      Roger J. Bulger, M.D.

  /s/ Anthony M. Frank
-----------------------------------                 December 12, 1996
      Anthony M. Frank

  /s/ Robert Hurlbut
-----------------------------------                 December 12, 1996
      Robert Hurlbut

  /s/ Donald C. Beaver
-----------------------------------                 December 12, 1996
      Donald C. Beaver